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                         SELLER'S COMPLIANCE CERTIFICATE

      The undersigned hereby certifies as follows:

      1. He is President/CEO of Waste Technology Corp., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware ("WasteTech").

      2. He is Secretary of International Press and Shear Corp., a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia ( "IPSC").

      3. The representations and warranties of WasteTech and IPSC contained in the Asset Purchase Agreement dated as of December 10, 1999 (the "Purchase Agreement") by and among WasteTech and IPSC as Seller, and IPS Balers Inc. as Buyer, are true and correct in all material respects at and as of the date hereof with the same effect as though all such representations and warranties were made at and as of the date hereof.

      4. WasteTech and IPSC have performed or complied, in all material respects, with all of the covenants and obligations required by the Purchase Agreement to be performed or complied with by WasteTech and IPSC at or prior to the date hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate this 10th day of December, 1999.


                                                 /s/ Ted C. Flood
                                                 ------------------------------
                                                 Ted C. Flood
                                                 CEO, Waste Technology Corp.
                                                 Secretary, International Press
                                                      and Shear Corporation